UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: January 5, 2009

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

AMR Corporation is filing herewith a press release issued on January 5, 2009 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report December traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  January 6, 2009

EXHIBIT INDEX

Exhibit    Description

99.1                    Press Release

CONTACT:         Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE:  Monday, Jan. 5, 2009

AMERICAN AIRLINES REPORTS DECEMBER TRAFFIC

FORT WORTH, Texas – American Airlines reported a December load factor of 79.2 percent, an increase of 0.4 point versus the same period last year.  Traffic decreased 8.2 percent and capacity decreased 8.6 percent year over year.
            Domestic traffic decreased 9.6 percent year over year on 11.8 percent less capacity.  International traffic decreased by 5.7 percent relative to last year on a capacity decrease of 3.2 percent.
            American boarded 7.3 million passengers in December.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
December
	2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,320,561	11,237,764	-8.2%
D.O.T. DOMESTIC	6,416,039	7,095,430	-9.6
INTERNATIONAL	3,904,522	4,142,334	-5.7
ATLANTIC	1,471,143	1,598,295	-8.0
LATIN AMERICA	1,980,242	2,088,718	-5.2
PACIFIC	453,137	455,321	-0.5

AVAILABLE SEAT MILES (000)
SYSTEM	13,030,684	14,253,769	-8.6%
D.O.T. DOMESTIC	7,924,082	8,980,955	-11.8
INTERNATIONAL	5,106,602	5,272,814	-3.2
ATLANTIC	1,873,329	1,962,879	-4.6
LATIN AMERICA	2,669,298	2,731,753	-2.3
PACIFIC	563,975	578,182	-2.5

LOAD FACTOR
SYSTEM	79.2%	78.8%	0.4	Pts
D.O.T. DOMESTIC	81.0	79.0	2.0
INTERNATIONAL	76.5	78.6	-2.1
ATLANTIC	78.5	81.4	-2.9
LATIN AMERICA	74.2	76.5	-2.3
PACIFIC	80.3	78.8	1.6

PASSENGERS BOARDED	7,277,173	7,923,725	-8.2%

SYSTEM CARGO TON MILES (000)	134,673	179,969	-25.2%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

YTD December
	2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	131,730,196	138,420,711	-4.8%
D.O.T. DOMESTIC	83,288,032	89,861,756	-7.3
INTERNATIONAL	48,442,164	48,558,955	-0.2
ATLANTIC	19,342,737	20,012,548	-3.3
LATIN AMERICA	23,587,855	22,939,361	2.8
PACIFIC	5,511,573	5,607,047	-1.7

AVAILABLE SEAT MILES (000)
SYSTEM	163,491,258	169,861,601	-3.8%
D.O.T. DOMESTIC	101,816,192	108,523,067	-6.2
INTERNATIONAL	61,675,066	61,338,534	0.5
ATLANTIC	24,598,295	24,951,564	-1.4
LATIN AMERICA	30,340,731	29,621,586	2.4
PACIFIC	6,736,041	6,765,385	-0.4

LOAD FACTOR
SYSTEM	80.6%	81.5%	-0.9	Pts
D.O.T. DOMESTIC	81.8	82.8	-1.0
INTERNATIONAL	78.5	79.2	-0.6
ATLANTIC	78.6	80.2	-1.6
LATIN AMERICA	77.7	77.4	0.3
PACIFIC	81.8	82.9	-1.1

PASSENGERS BOARDED	92,770,940	98,165,082	-5.5%

SYSTEM CARGO TON MILES (000)	2,005,230	2,122,031	-5.5%

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Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com